                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December 1998.

                                           GREEN TREE FINANCIAL CORP.




                                           BY: /s/Phyllis A. Knight
                                               --------------------
                                               Phyllis A. Knight
                                               Senior Vice President and
                                               Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1998 to November 30, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1998.

                                                 GREEN TREE FINANCIAL CORP.




                                                 BY: /s/Phyllis A. Knight
                                                     --------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------

 1.  (a)  Amount Available (including Monthly Servicing Fee)                   $  12,864,617.54
                                                                                ---------------

     (b)  Class HE: M-1 Interest Deficiency Amount (if any), Class HE: M-2
          Interest Deficiency Amount (if any) and Class HE: B Interest
          Deficiency Amount (if any) withdrawn for prior Payment Date          $           0.00
                                                                                ---------------

     (c)  Amount Available after giving effect to withdrawal of any Class
          HE: M-1 Interest Deficiency Amount, Class HE: M-2 Interest
          Deficiency Amount and Class HE: B Interest Deficiency Amount
          for prior Payment Date                                               $  12,864,617.54
                                                                                ---------------

    PRINCIPAL

 2.  Formula Principal Distribution Amount:

        (a)  Scheduled Principal                             $     350,715.35
                                                              ---------------
        (b)  Principal Prepayments                               7,003,459.69
                                                              ---------------
        (c)  Liquidated Loans                                      244,753.59
                                                              ---------------
        (d)  Repurchases                                                 0.00
                                                              ---------------
        (e)  Previously undistributed Principal Amounts                  0.00
                                                              ---------------
        (f)  Pre-Funded Fixed Rate Amount, if any                        0.00
                                                              ---------------
        (g)  Extra Principal Distribution Amount                         0.00
                                                              ---------------
        (f)  Less Class HE: A-1ARM Formula
             Principal Distribution Amount                               0.00
                                                              ---------------

                                  Total Principal                              $   7,598,928.63
                                                                                ---------------

 3.  Class HE: A-1ARM Formula Principal Distribution Amount
     (lesser of Class He: A-1 ARM Principal Balance or sum of (a) - (f))

        (a)  Scheduled Principal                             $      29,203.55
                                                              ---------------
        (b)  Principal Prepayments                               1,933,214.11
                                                              ---------------
        (c)  Liquidated Loans                                       79,951.06
                                                              ---------------
        (d)  Repurchases                                                 0.00
                                                              ---------------
        (e)  Pre-Funded ARM Amount, if any                               0.00
                                                              ---------------
        (f)  Clause (vi) of definition                                   0.00
                                                              ---------------

                                  Total Principal                              $   2,042,368.72
                                                                                ---------------

 4.  Senior Percentage                                                                     100%
                                                                                ---------------

 5.  Class B Percentage                                                                    100%
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 2

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------


    CLASS HE:  A CERTIFICATES
    -------------------------

    INTEREST

 6.  Aggregate Interest
     (a)   Class HE: A-1 ARM Pass-through Rate                       5.52781%
     (b)   Class HE: A-1 ARM Interest                                --------  $     265,113.36
                                                                                ---------------
     (c)   Class HE: A-1 Pass-through Rate                              6.00%
     (d)   Class HE: A-1 Interest                                       -----  $     379,878.18
                                                                                ---------------
     (e)   Class HE: A-2 Pass-through Rate                              6.04%
     (f)   Class HE: A-2 Interest                                       -----  $     327,166.67
                                                                                ---------------
     (g)   Class HE: A-3 Pass-through Rate                              6.33%
     (h)   Class HE: A-3 Interest                                       -----  $     300,675.00
                                                                                ---------------
     (i)   Class HE: A-4 Pass-through Rate                              6.25%
     (j)   Class HE: A-4 Interest                                       -----  $     104,166.67
                                                                                ---------------
     (k)   Class HE: A-5 IO Pass-through Rate                           8.00%
     (l)   Class HE: A-5 IO Interest                                    -----  $     133,333.33
                                                                                ---------------

 7.  Amount applied to Unpaid Class HE: A Interest Shortfall                   $           0.00
                                                                                ---------------

 8.  Remaining Unpaid Class HE: A Interest Shortfall                           $           0.00
                                                                                ---------------

    PRINCIPAL

 9.  Class HE: A-4 Lockout Percentage for such Payment Date                                100%
                                                                                ---------------

10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1 ARM                                                    $   2,042,368.72
                                                                                ---------------
     (b)  Class HE: A-4 Lockout Pro Rata Distribution Amount                   $           0.00
                                                                                ---------------
     (c)  Balance of Formula Principal Distribution Amount
            (i)Class HE: A-1                                                   $   7,598,928.63
                                                                                ---------------
           (ii)Class HE: A-2                                                   $           0.00
                                                                                ---------------
          (iii)Class HE: A-3                                                   $           0.00
                                                                                ---------------
           (iv)Class HE: A-4                                                   $           0.00
                                                                                ---------------

11.  Class HE: A Principal Balance:

     (a)  Class HE: A-1 ARM Principal Balance                                  $  57,494,091.98
                                                                                ---------------
     (b)  Class HE: A-1 Principal Balance                                      $  68,376,706.75
                                                                                ---------------
     (c)  Class HE: A-2 Principal Balance                                      $  65,000,000.00
                                                                                ---------------
     (d)  Class HE: A-3 Principal Balance                                      $  57,000,000.00
                                                                                ---------------
     (e)  Class HE: A-4 Principal Balance                                      $  20,000,000.00
                                                                                ---------------
     (f)  Class HE: A-5 IO Notional Principal Amount                           $  20,000,000.00
                                                                                ---------------

12.  Amount, if any, by which Class A Formula Distribution Amount
     exceeds Class A Distribution Amount                                       $           0.00
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 3

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------


    CLASS HE:  M-1 CERTIFICATES
    ---------------------------

13.   Amount Available less the Class HE: A Distribution Amount
      (including Monthly Servicing Fee)                                        $   1,712,986.98
                                                                                ---------------

    INTEREST on Class HE:  M-1 Principal Balance less Class HE: M-1
    Liquidation Loss Principal Amount

14.   Current Interest
      (a)  Class HE: M-1 Pass-through Rate                              6.98%
      (b)  Class HE: M-1 Interest                                       -----  $     168,683.33
                                                                                ---------------

15.   Amount applied to Unpaid Class HE: M-1 Interest Shortfall                $           0.00
                                                                                ---------------

16.   Remaining Unpaid Class HE: M-1 Interest Shortfall                        $           0.00
                                                                                ---------------

17.   Class M-1 Interest Deficiency Amount                                     $           0.00
                                                                                ---------------

18.   Class M-1 Interest Deficiency Amount unpaid                              $           0.00
                                                                                ---------------

    PRINCIPAL

19.   Class HE: M-1 Principal Distribution                                     $           0.00
                                                                                ---------------

20.   Class HE: M-1 Principal Balance                                          $  29,000,000.00
                                                                                ---------------

21.   Amount, if any, by which Class M-1 Formula Distribution Amount
      exceeds Class M-1 Distribution Amount                                    $           0.00
                                                                                ---------------

    CLASS HE:  M-2 CERTIFICATES
    ---------------------------

22.   Amount Available less the Class HE: A Distribution Amount
      and Class HE: M-1 Distribution Amount (including Monthly Servicing Fee)  $   1,544,303.65
                                                                                ---------------

    INTEREST on Class HE:  M-2 Principal Balance less Class HE: M-2
    Liquidation Loss Principal Amount

23.   Current Interest
      (a)  Class HE: M-2 Pass-through Rate                              7.17%
      (b)  Class HE: M-2 Interest                                       -----  $     113,525.00
                                                                                ---------------

24.   Amount applied to Unpaid Class HE: M-2 Interest Shortfall                $           0.00
                                                                                ---------------

25.   Remaining Unpaid Class HE: M-2 Interest Shortfall                        $           0.00
                                                                                ---------------

26.   Class HE: M-2 Interest Deficiency Amount                                 $           0.00
                                                                                ---------------

27.   Class HE: M-2 Interest Deficiency Amount Unpaid                          $           0.00
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 4

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------

    PRINCIPAL

28.   Class HE: M-2 Principal Distribution                                             $         0.00
                                                                                        -------------

29.   Class HE: M-2 Principal Balance                                                  $19,000,000.00
                                                                                        -------------

30.   Amount, if any, by which Class M-2 Formula Principal Distribution Amount
      exceeds Class M-2 Distribution amount                                            $         0.00
                                                                                        -------------

    CLASS HE:  B PRINCIPAL DISTRIBUTION TESTS
    (tests must be satisfied on and after the Payment Date occurring in March 2001)

31.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                 3.61%
                                                                                        -------------

      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios
            for this month and two preceding months; may not exceed 6.0%)                       3.12%
                                                                                        -------------

32.   Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                                6.31%
                                                                                        -------------

      (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios
             for this month and two preceding months; may not exceed 12%)                       4.64%
                                                                                        -------------

33.   Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date (as a percentage
             of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                      0.06%
                                                                                        -------------

34.   Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                            $    90,126.22
                                                                                        -------------

      (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool
             Scheduled Principal Balances for third preceding Remittance and
             for current Remittance Date; may not exceed 2%)                                    0.28%
                                                                                        -------------

35.   Class HE: B Principal Balance Test

      (a)  Percentage equal to (a) Class HE: B Principal Balance (before any distributions on current Payment Date) plus Sum of Extra Principal
             Distribution Amounts on all prior Payment Date (must equal
             or exceed 5.5%)                                                                    1.78%
                                                                                        -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 5

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------

    CLASS HE:  B CERTIFICATES
    -------------------------

36.   Amount Available less the Class HE: A Distribution Amount
      and Class HE: M Distribution Amount (including Monthly Servicing Fee) $   1,430,778.65
                                                                             ---------------

    INTEREST on Class HE:  B Principal Balance less Class HE:  B
    Liquidation Loss Principal Amount

37.   Current Interest
      (a)  Class HE: B Pass-through Rate                          7.31%
      (b)  Class HE: B Interest                                   -----     $      36,550.00
                                                                             ---------------

38.   Amount applied to Unpaid Class HE: B Interest Shortfall               $           0.00
                                                                             ---------------

39.   Remaining Unpaid Class HE: B Interest Shortfall                       $           0.00
                                                                             ---------------

40.   Class HE: B Interest Deficiency Amount                                $           0.00
                                                                             ---------------

41.   Class HE: B Interest Deficiency Amount Unpaid                         $           0.00
                                                                             ---------------

    PRINCIPAL


42.   Class HE: B Principal Distribution                                    $           0.00
                                                                             ---------------

43.   Class HE: B Principal Balance                                         $   6,000,000.00
                                                                             ---------------

44.   Amount, if any, by which Class B Formula Distribution Amount
      exceeds Class B Distribution Amount                                   $           0.00
                                                                             ---------------

    Interest on Class HE: M-1, M-2, B Liquidation Loss Principal Amount

45.   Class HE: M-1

      (a)  Class HE: M-1 Liquidation Loss Principal Amount                  $           0.00
                                                                             ---------------
      (b)  Interest at Class HE: M-1 Pass-Through Rate on
            Class HE: M-1 Liquidation Loss Principal Amount                 $           0.00
                                                                             ---------------
      (c)   Amount applied to Unpaid Class HE: M-1
             Liquidation Loss Interest Shortfall                            $           0.00
                                                                             ---------------
      (d)   Remaining Unpaid Class HE: M-1 Liquidation
             Loss Interest Shortfall                                        $           0.00
                                                                             ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 6

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------

46.   Class HE: M-2

      (a)  Class HE: M-2 Liquidation Loss Principal Amount                  $           0.00
                                                                             ---------------
      (b)  Interest at Class HE: M-2 Pass-Through Rate on
           Class HE: M-2 Liquidation Loss Principal Amount                  $           0.00
                                                                             ---------------
      (c)  Amount applied to Unpaid Class HE: M-2
           Liquidation Loss Interest Shortfall                              $           0.00
                                                                             ---------------
      (d)  Remaining Unpaid Class HE: M-2 Liquidation
           Loss Interest Shortfall                                          $           0.00
                                                                             ---------------

47.   Class HE: B

      (a)  Class HE: B Liquidation Loss Principal Amount                    $           0.00
                                                                             ---------------
      (b)  Interest at Class HE: B Pass-Through Rate on
           Class HE: B Liquidation Loss Principal Amount                    $           0.00
                                                                             ---------------
      (c)  Amount applied to Unpaid Class HE: B
           Liquidation Loss Interest Shortfall                              $           0.00
                                                                             ---------------
      (d)  Remaining Unpaid Class HE: B Liquidation
           Loss Interest Shortfall                                          $           0.00
                                                                             ---------------

    CLASS HE:  A, CLASS HE:  M, and CLASS HE:  B CERTIFICATES
    ---------------------------------------------------------

48.   Pool Scheduled Principal Balance                                      $ 326,870,798.73
                                                                             ---------------

      (a)  Fixed Rate Loans                                                 $ 269,376,706.75
                                                                             ---------------
      (b)  Adjustable Rate Loans                                            $  57,494,091.98
                                                                             ---------------

49.   Adjusted Pool Principal Balance                                       $ 321,870,798.73
                                                                             ---------------

50.   Pool Factors

      (a)  Class HE: A-1ARM Pool Factor                                            .76658789
                                                                             ---------------
      (b)  Class HE: A-1 Pool Factor                                               .53005199
                                                                             ---------------
      (c)  Class HE: A-2 Pool Factor                                              1.00000000
                                                                             ---------------
      (d)  Class HE: A-3 Pool Factor                                              1.00000000
                                                                             ---------------
      (e)  Class HE: A-4 Pool Factor                                              1.00000000
                                                                             ---------------
      (f)  Class HE: M-1 Pool Factor                                              1.00000000
                                                                             ---------------
      (g)  Class HE: M-2 Pool Factor                                              1.00000000
                                                                             ---------------
      (h)  Class HE: B Pool Factor                                                1.00000000
                                                                             ---------------

51.   Aggregate Extra Principal Distribution Amount on Current and
      Prior Payments Dates                                                  $   5,000,000.00
                                                                             ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - A
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 7

                                        Distribution Date:      12/15/98
                                                           ------------------
                                                   CUSIP#    393505 ZJA ZK1
                                                           ------------------
                                                             ZL9 ZM7 ZN5 ZPO
                                                           ------------------
                                                               ZQ8 ZR6 ZS4
                                                           ------------------
                                            Trust Account:      3336335-0
                                                           ------------------

51.   Loans Delinquent

      Total HE Fixed
      (a)  31-59 days                7,909,076.59     150
                                  ---------------   ------
      (b)  60-89 days                2,379,582.61     46
                                  ---------------   ------
      (c)  90 or more days             854,554.29     20
                                  ---------------   ------

      Adjustable Rate
      (a)  31-59 days                  914,998.60      8
                                  ---------------   ------
      (b)  60-89 days                   56,028.67      1
                                  ---------------   ------
      (c)  90 or more days                   0.00      0
                                  ---------------   ------

52.   Principal Balance of Defaulted Contracts

      Total HE Fixed Contracts                                              $   7,429,149.57
                                                                             ---------------
      Adjustable Rate Contracts                                             $   1,096,505.62
                                                                             ---------------

53.   Number of Liquidated Contracts and Net Liquidated Loss

      Total HE Fixed Contracts                                #   3         $      83,217.73
                                                               -------       ---------------
      Adjustable Rate Contracts                               #   1         $       6,908.49
                                                               -------       ---------------

54.   Number of Loans Remaining

      Total HE Fixed Contracts                                                   5,296
                                                                             ---------------
      Adjustable Rate Contracts                                                    491
                                                                             ---------------

55.   Pre-Funded ARM Amount                                                 $           0.00
                                                                             ---------------

56.   Pre-Funded Fixed Rate Amount                                          $           0.00
                                                                             ---------------

    CLASS C SUBSIDIARY CERTIFICATES
    -------------------------------

57.   Monthly Servicing Fee                                                 $     210,320.06
                                                                             ---------------

58.   Class C Master Residual Payment                                       $   1,183,908.59
                                                                             ---------------

Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.